SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): February 11, 2004
                                 --------------

                           PLAYBOY ENTERPRISES, INC.
                                 --------------

               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                    001-14790               36-4249478
-------------------------------   -----------------------  --------------------
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                     Identification No.)


              680 NORTH LAKE SHORE DRIVE, CHICAGO, ILLINOIS 60611
                   ------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 751-8000
                                 --------------


                                 NOT APPLICABLE
             -----------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 12.   Results of Operations and Financial Condition.

         Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Playboy Enterprises, Inc. (the "Company"), dated February 11, 2004, reporting the Company's financial results for the fourth quarter and year ending December 31, 2003. The information in this report, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   February 11, 2004


                                     PLAYBOY ENTERPRISES, INC.


                                     By:   /s/ Linda G. Havard
                                          ------------------------------
                                         Linda G. Havard
                                         Executive Vice President,
                                         Finance and Operations, and
                                         Chief Financial Officer


                                       EXHIBIT INDEX


               Exhibit
                Number         Description
               -------         -----------
                 99.1          Press Release issued by Playboy Enterprises, Inc.
                               on February 11, 2004.